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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2003

     -------------------------------------------------------------------------------------------------------
      Commission File        Exact Name of Registrant as            States of                I.R.S.
          Number            Specified in its Charter and          Incorporation             Employer
                            Principal Office Address and                             Identification Number
                                  Telephone Number
     -------------------------------------------------------------------------------------------------------
          1-16681           The Laclede Group, Inc.                  Missouri              74-2976504
                            720 Olive Street
                            St. Louis, MO 63101 314-342-0500
     -------------------------------------------------------------------------------------------------------
          1-1822            Laclede Gas Company                      Missouri              43-0368139
                            720 Olive Street
                            St. Louis, MO 63101 314-342-0500
     -------------------------------------------------------------------------------------------------------

                                      NONE
==============================================================================

          (Former name or former address, if changed since last report)




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Item 9.  Regulation FD Disclosure.

         On May 2, 2003, Laclede Gas Company issued the news released furnished as Attachment 1.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE LACLEDE GROUP, INC.


                                         By: /s/ Barry C. Cooper
                                             --------------------------
                                         Name:  Barry C. Cooper
                                         Title: Chief Financial Officer
Dated: May 2, 2003

                                         LACLEDE GAS COMPANY


                                         By: /s/ Barry C. Cooper
                                             --------------------------
                                         Name:  Barry C. Cooper
                                         Title: Chief Financial Officer
Dated: May 2, 2003




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                                   Attachments


Attachment 1  Laclede Gas Company News Release dated May 2, 2003